EXHIBIT 10.1

INCREASE AGREEMENT
This Increase Agreement (this “Agreement”) is made as of March 29, 2016, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), KEYBANK, NATIONAL ASSOCIATION, as a Lender (“KeyBank”), BANK OF AMERICA, N.A., as a Lender (“Bank of America”), FIFTH THIRD BANK, as a Lender (“Fifth Third”), SUNTRUST BANK, as a Lender (“SunTrust”), BMO HARRIS BANK N.A., as a Lender (“BMO”) and KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 20, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 12, 2016, with respect to certain financial accommodations to be provided by the Administrative Agent and the Lenders to the Borrower (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms utilized herein which are defined in the Credit Agreement shall have the same meaning herein);
WHEREAS, the Borrower has requested that the aggregate amount of the Commitments evidenced by the Credit Agreement be increased to $1,215,000,000.00 and the aggregate amount of the Term Commitment be accordingly increased to $715,000,000.00 pursuant to an exercise of its accordion rights as provided in Section 2.08(d) of the Credit Agreement, and each of KeyBank, Bank of America, Fifth Third, SunTrust and BMO has agreed to increase its Commitment as provided herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Administrative Agent, KeyBank, Bank of America, Fifth Third, SunTrust and BMO, as follows:
1.Effective upon the date hereof, the Total Commitment of the Lenders under the Credit Agreement is hereby increased to One Billion Two Hundred Fifteen Million Dollars ($1,215,000,000.00). In connection therewith, (a) KeyBank, in its capacity as a Lender, hereby increases its Commitment to $140,000,000.00, (b) Bank of America, in its capacity as a Lender, hereby increases its Commitment to $140,000,000.00, (c) Fifth Third, in its capacity as Lender, hereby increases its Commitment to $140,000,000.00, (d) SunTrust, in its capacity as Lender, hereby increases its Commitment to $130,000,000.00, and (e) BMO, in its capacity as Lender, hereby increases its Commitment to $140,000,000.00.
2.Effective upon the execution hereof, SunTrust Bank shall be designated, with Capital One, National Association, as Co-Documentation Agent under the Credit Agreement.
3.Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by Schedule 2.01 annexed hereto.
4.The provision of Section 2.08(d) of the Credit Agreement requiring that the amount of any increase in the Total Commitments be in increments of not less than Fifty Million Dollars ($50,000,000) in excess of Fifty Million Dollars ($50,000,000) is hereby waived solely in connection with the increase of the Total Commitments set forth in this Agreement.
5.The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.
6.Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.
7.Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Administrative Agent and the Lenders.
8.The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Agreement.
9.This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, moratorium, reorganization and other laws affecting the rights of creditors generally or by general equitable principles.

10.Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Administrative Agent and/or Lenders or its counsel in entering into this Agreement.
11.This Agreement shall constitute a Loan Document.
12.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.
13.This Agreement shall be binding upon Borrower, Administrative Agent, KeyBank, Bank of America, Fifth Third, SunTrust and BMO and their respective successors and assigns and shall inure to the benefit of Borrower, Administrative Agent, KeyBank, Bank of America, Fifth Third, SunTrust and BMO and their respective successors and assigns.
14.This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.
15.This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.
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IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be duly executed by their authorized officers as of the day and year first above written.

BORROWER:

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	Vice President

SUNTRUST BANK

By:	/s/ Michael L. Kauffman
Name:	Michael L. Kauffman
Title:	Senior Vice President

BMO HARRIS BANK N.A.

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Vice President

Schedule  2.01

Name	Revolving Commitment	Term Commitment	Revolving Loan Applicable Percentage/Term Loan Applicable Percentage/Applicable Percentage
KeyBank, National Association	$54,824,561.40	$85,175,438.60	11.52263374%
Bank of America, N.A.	$54,824,561.40	$85,175,438.60	11.52263374%
Fifth Third Bank	$54,824,561.40	$85,175,438.60	11.52263374%
BMO Harris Bank N.A.	$54,824,561.40	$85,175,438.60	11.52263374%
SunTrust Bank	$50,438,596.50	$79,561,403.50	10.69958848%
Capital One, National Association	$54,824,561.40	$70,175,438.60	10.28806585%
Wells Fargo Bank, National Association	$50,438,596.50	$64,561,403.50	9.46502058%
JPMorgan Chase Bank, N.A.	$43,859,649.13	$56,140,350.87	8.23045267%
Sumitomo Mitsui Banking Corporation	$32,894,736.84	$42,105,263.16	6.17283951%
U.S. Bank, N.A.	$32,894,736.84	$42,105,263.16	6.17283951%
Goldman Sachs Bank USA	$15,350,877.19	$19,649,122.81	2.88065844%

TOTAL	$500,000,000.00	$715,000,000	100%

Schedule 2.01 to Increase Agreement

GUARANTOR CONFIRMATION

Each of the undersigned hereby acknowledges and consents to the foregoing Increase Agreement and acknowledges and agrees that it remains obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the respective Guaranty provided by the undersigned dated July 20, 2015, including, without limitation, repayment of the principal sum of One Billion Two Hundred Fifteen Million and 00/100 Dollars ($1,215,000,000.00) (subject to increase to an aggregate principal sum of up to Two Billion and 00/100 Dollars ($2,000,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation

By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer

THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (RENTON) INVESTORS, LLC
THE GC NET LEASE (PHOENIX DEER VALLEY) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (IRVINE ARMSTRONG) INVESTORS, LLC
THE GC NET LEASE (JOLIET) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX NORTHGATE) INVESTORS, LLC
THE GC NET LEASE (EL SEGUNDO GRAND) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner
		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC
THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC
THE GC NET LEASE (MASON DUKE) INVESTORS, LLC
THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC
THE GC NET LEASE (DUBLIN) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC
THE GC NET LEASE (IRVING) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC
THE GC NET LEASE (NASHVILLE CENTURY) INVESTORS, LLC
THE GC NET LEASE (WAYNE) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD I) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (OLATHE) INVESTORS, LLC
THE GC NET LEASE (PARSIPPANY) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS LACKLAND) INVESTORS, LLC
THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (SAN CARLOS) INVESTORS, LLC
THE GC NET LEASE (CHARLOTTE - NORTH FALLS) INVESTORS, LLC

Guarantor Confirmation

THE GC NET LEASE (LARGO) INVESTORS, LLC
THE GC NET LEASE (EARTH CITY) INVESTORS, LLC
THE GC NET LEASE (MASON I) INVESTORS, LLC
THE GC NET LEASE (CHARLOTTE RESEARCH) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
THE GC NET LEASE (GLENDALE) INVESTORS, LLC
THE GC NET LEASE (WEST CHESTER) INVESTORS, LLC
WR GRIFFIN PATTERSON, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner
		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (ATLANTA PERIMETER) INVESTORS, LLC
THE GC NET LEASE (FRISCO) INVESTORS, LLC
THE GC NET LEASE (HERNDON) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY I) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY II) INVESTORS, LLC
THE GC NET LEASE (DEERFIELD) INVESTORS, LLC
THE GC NET LEASE (LISLE) INVESTORS, LLC
THE GC NET LEASE (DENVER) INVESTORS, LLC
THE GC NET LEASE (COLUMBUS) INVESTORS, LLC
THE GC NET LEASE (MIRAMAR) INVESTORS, LLC

By:	SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company
By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole member
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner
		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

THE GC NET LEASE (COLUMBIA) INVESTORS, LLC, a Delaware limited liability company
By:	THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company
By:	FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability company
By:	SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company
By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole member
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner
		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

Guarantor Confirmation